UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported)      May 2, 2007
                                                    ------------------------

                          FIRST AVIATION SERVICES INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

                 0-21995                              06-1419064
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        (Commission File Number)           (IRS Employer Identification No.)

              15 RIVERSIDE AVENUE
              WESTPORT, CONNECTICUT                             06880-4214
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     (Address of Principal Executive Offices)                   (Zip Code)

                                 (203) 291-3300
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

      |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On May 2, 2007, First Aviation Services Inc. (the "Company") filed with the Securities and Exchange Commission (the "Commission") a Notification of Late Filing on Form 12b-25 (the "Form 12b-25") related to its Annual Report on Form 10-K for the fiscal year ended January 31, 2007. The Form 12b-25 included the following preliminary information with respect to the Company's results of operations for the year ended January 31, 2007:

   "The Registrant recognized a net loss of $14.2 million or $1.93 per share for the year ended January 31, 2007, compared to net income of $1.0 million or $0.14 per share for the year ended January 31, 2006. The decline in operating results was due in part to a decrease in net sales, which was largely due to market weakness in the general aviation and the aviation maintenance sectors that were impacted by the record high prices of gasoline and customer service issues. Included in the decrease in net sales was a decrease in freight revenue, which was primarily the result of reduced freight charges to customers on larger orders that qualified for freight incentives in the third and fourth fiscal quarters of the fiscal year ended January 31, 2007. The decline in operating results was also due in part to a $4.0 million charge increasing reserves in the third quarter due to an increase in the allowance for excess and obsolete inventory for an inventory purchase in October 2005 from an aircraft original equipment manufacturer, a $2.6 million charge increasing the bad debt reserve and other one-time expenses relating to the relocation of the Company's primary distribution center to Mississippi. The amounts above are estimates and there is no assurance given that the financial information publicly announced at a later date will not differ materially upon filing the 10-K."


The foregoing preliminary information was superseded by the disclosure of the Company's results of operations for the year ended January 31, 2007, included in the Company's Annual Report on Form 10-K for the year ended January 31, 2007, filed with the Commission on May 7, 2007.






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




                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 FIRST AVIATION SERVICES INC.


                                 By:   /s/  Bill L. Reznicek
                                     ----------------------------------
                                     Name:  Bill L. Reznicek
                                     Title: Vice President and Chief Financial
                                            Officer



Date:  May 8, 2007













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